Exhibit 4.01

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                                    INDENTURE

                                     between

                           TERRA CAPITAL GROUP, INC.,
                              A NEVADA CORPORATION


                                       and


                                [----------------]
                                   as Trustee








                          Dated as of _______ __, 2003

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                                   ----------

     Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of _______ __, 2003.

        TRUST INDENTURE ACT SECTION             INDENTURE SECTION

                  Section 310(a)(1)             6.07
                             (a)(2)             6.07
                                (b)             6.07, 6.08
                     Section 312(c)             7.01
                     Section 313(a)             7.02
                                (c)             7.02
                     Section 314(a)             7.03
                             (a)(4)             10.09
                             (c)(1)             1.02
                             (c)(2)             1.02
                                (e)             1.02
                     Section 315(b)             6.01
     Section 316(a) (last sentence)             1.01 ("Outstanding")
                          (a)(1)(A)             5.02, 5.12
                          (a)(1)(B)             5.13
                                (b)             5.08
                  Section 317(a)(1)             5.03
                             (a)(2)             5.04
                     Section 318(a)             1.11
                                (c)             1.11

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NOTE: This  reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     Attention should also be directed to Section 318(c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.

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                                TABLE OF CONTENTS

                                                                            Page
                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.   Definitions....................................................1

Section 1.02.   Compliance Certificates and Opinions..........................15

Section 1.03.   Form of Documents Delivered to Trustee........................15

Section 1.04.   Acts of Holders...............................................16

Section 1.05.   Notices, Etc., To Trustee and Company.........................17

Section 1.06.   Notice to Holders; Waiver.....................................17

Section 1.07.   Counterparts; Facsimile; Effect of Headings and
                Table of Contents.............................................18

Section 1.08.   Successors and Assigns........................................18

Section 1.09.   Severability Clause...........................................18

Section 1.10.   Benefits of Indenture.........................................18

Section 1.11.   Governing Law.................................................18

Section 1.12.   Legal Holidays................................................18

Section 1.13.   Immunity of Stockholders, Directors, Officers and
                Agents of the Company.........................................19

Section 1.14.   Conflict with Trust Indenture Act.............................19

                                   ARTICLE II
                                SECURITIES FORMS

Section 2.01.   Forms of Securities...........................................19

Section 2.02.   Form of Trustee's Certificate of Authentication...............20

Section 2.03.   Securities Issuable in Global Form............................20

                                   ARTICLE III
                                 THE SECURITIES

Section 3.01.   Amount Unlimited; Issuable in Series..........................21

Section 3.02.   Denominations.................................................24

Section 3.03.   Execution, Authentication, Delivery and Dating................24

Section 3.04.   Temporary Securities..........................................26

Section 3.05.   Registration, Registration of Transfer and Exchange...........27

Section 3.06.   Mutilated, Destroyed, Lost and Stolen Securities..............29

Section 3.07.   Payment of Interest; Interest Rights Reserved.................30

Section 3.08.   Persons Deemed Owners.........................................31

Section 3.09.   Cancellation..................................................32
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Section 3.10.   Computation of Interest.......................................32

Section 3.11.   Deposit of Securities Proceeds................................32

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

Section 4.01.   Satisfaction and Discharge of Indenture.......................33

Section 4.02.   Application of Trust Funds....................................34

                                    ARTICLE V
                           EVENTS OF DEFAULT; REMEDIES

Section 5.01.   Events of Default.............................................34

Section 5.02.   Acceleration of Maturity; Rescission and Annulment............36

Section 5.03.   Collection of Indebtedness and Suits for Enforcement
                by Trustee....................................................36

Section 5.04.   Trustee May File Proofs of Claim..............................37

Section 5.05.   Trustee May Enforce Claims Without Possession
                of Securities.................................................38

Section 5.06.   Application of Money Collected................................38

Section 5.07.   Limitation on Suits...........................................38

Section 5.08.   Unconditional Rights of Holders to Receive Principal,
                Premium, if any, Interest and Additional Amounts..............39

Section 5.09.   Restoration of Rights and Remedies............................39

Section 5.10.   Rights and Remedies Cumulative................................39

Section 5.11.   Delay or Omission not Waiver..................................40

Section 5.12.   Control by Holders of Securities..............................40

Section 5.13.   Waiver of Past Defaults.......................................40

Section 5.14.   Waiver of Usury, Stay or Extension Laws.......................40

Section 5.15.   Undertaking for Costs.........................................41

                                   ARTICLE VI
                                   THE TRUSTEE

Section 6.01.   Notice of Defaults............................................41

Section 6.02.   Certain Rights of Trustee.....................................41

Section 6.03.   Not Responsible for Recitals or Issuance of Securities........43

Section 6.04.   May Hold Securities...........................................43

Section 6.05.   Money Held in Trust...........................................43

Section 6.06.   Compensation and Reimbursement................................43

Section 6.07.   Corporate Trustee Required; Eligibility; Conflicting
                Interests.....................................................44

Section 6.08.   Resignation and Removal; Appointment of Successor.............44

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Section 6.09.   Acceptance of Appointment by Successor........................46

Section 6.10.   Merger, Conversion, Consolidation or Succession to
                Business......................................................46

Section 6.11.   Appointment of Authenticating Agent...........................47

Section 6.12.   Additional Duties of Trustee..................................48

                                   ARTICLE VII
           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY; ACCOUNTS

Section 7.01.   Disclosure of Names and Addresses of Holders..................49

Section 7.02.   Reports by Trustee............................................50

Section 7.03.   Reports by Company............................................50

Section 7.04.   Company to Furnish Trustee Names and Addresses of Holders.....50

Section 7.05.   Accounts; Payments on Securities..............................51

                                  ARTICLE VIII
                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

Section 8.01.   Consolidations and Mergers of Company and Sales, Leases
                and Conveyances Permitted Subject to Certain Conditions.......56

Section 8.02.   Rights and Duties of Successor Corporation....................56

Section 8.03.   Officers' Certificate and Opinion of Counsel..................57

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

Section 9.01.   Supplemental Indentures Without Consent of Holders............57

Section 9.02.   Supplemental Indentures with Consent of Holders...............58

Section 9.03.   Execution of Supplemental Indentures..........................59

Section 9.04.   Effect of Supplemental Indenture..............................59

Section 9.05.   Conformity with Trust Indenture Act...........................59

Section 9.06.   Reference in Securities to Supplemental Indentures............60

Section 9.07    Trustee to Act on Instructions................................60

                                    ARTICLE X
                    COVENANTS; REPRESENTATIONS AND WARRANTIES

Section 10.01.  Payment of Principal, Premium, if any, Interest and
                Additional Amounts............................................60

Section 10.02.  Maintenance of Office or Agency...............................60

Section 10.03.  Money for Securities Payments to be Held in Trust.............61

Section 10.04.  Existence.....................................................62

Section 10.05.  Maintenance of Properties.....................................62

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Section 10.06.  Insurance.....................................................62

Section 10.07.  Payment of Taxes and Other Claims.............................62

Section 10.08.  Provision of Financial Information............................63

Section 10.09.  Statement as to Compliance....................................63

Section 10.10.  Additional Amounts............................................63

Section 10.11.  Waiver of Certain Covenants...................................64

Section 10.12.  Representations and Warranties of the Company.................64

Section 10.13.  Repurchases of Mortgage Loans and Real Property...............65

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

Section 11.01.  Applicability of Article......................................66

Section 11.02.  Election to Redeem; Notice to Trustee.........................66

Section 11.03.  Selection by Trustee of Securities to be Redeemed.............66

Section 11.04.  Notice of Redemption..........................................67

Section 11.05.  Deposit of Redemption Price...................................68

Section 11.06.  Securities Payable on Redemption Date.........................68

Section 11.07.  Securities Redeemed in Part...................................68

                                   ARTICLE XII
                                  SINKING FUNDS

Section 12.01.  Applicability of Article......................................69

Section 12.02.  Satisfaction of Sinking Fund Payments with Securities.........69

Section 12.03.  Redemption of Securities for Sinking Fund.....................69

                                  ARTICLE XIII
                       REPAYMENT AT THE OPTION OF HOLDERS

Section 13.01.  Applicability of Article......................................70

Section 13.02.  Repayment of Securities.......................................70

Section 13.03.  Exercise of Option............................................70

Section 13.04.  When Securities Presented for Repayment Become Due
                and Payable...................................................71

Section 13.05.  Securities Repaid in Part.....................................71

                                   ARTICLE XIV
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 14.01.  Applicability of Article; Company's Option to Effect
                Defeasance or Covenant Defeasance.............................72

Section 14.02.  Defeasance and Discharge......................................72

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Section 14.03.  Covenant Defeasance...........................................72

Section 14.04.  Conditions to Defeasance or Covenant Defeasance...............73

Section 14.05.  Deposited Money and Government Obligations to be
                Held in Trust; Other Miscellaneous Provisions.................74

                                   ARTICLE XV
                        MEETINGS OF HOLDERS OF SECURITIES

Section 15.01.  Purposes for Which Meetings May be Called.....................75

Section 15.02.  Call, Notice and Place of Meetings............................75

Section 15.03.  Persons Entitled to Vote At Meetings..........................76

Section 15.04.  Quorum; Action................................................76

Section 15.05.  Determination of Voting Rights, Conduct and
                Adjournment of Meetings.......................................77

Section 15.06.  Counting Votes and Recording Action of Meetings...............78

                                   ARTICLE XVI
                                    SECURITY

Section 16.01.  Grant of Security; Acknowledgment.............................78

Section 16.02.  Pledge to Secure Obligations..................................80

Section 16.03.  Collateral Transfers and Other Liens..........................81

Section 16.04.  Sale of Collateral............................................81

Section 16.05.  Responsibilities of Company...................................82

Section 16.06.  Continuing Security Interest..................................84

Section 16.07.  Further Assurances............................................84

EXHIBIT A FORM OF REDEEMABLE OR NONREDEEMABLE SECURITY

EXHIBIT B-1 Mortgage Loan ACQUISITION CERTIFICATE

EXHIBIT B-2 REAL PROPERTY ACQUISITION CERTIFICATE

EXHIBIT C SALE OF COLLATERAL AND RELEASE OF LIEN CERTIFICATE

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     THIS INDENTURE  dated as of _______ __, 2003,  between TERRA CAPITAL GROUP,
INC.,  a Nevada  corporation  (the  "Company")  having its  principal  office at
____________________,   and  [NAME  OF  TRUSTEE],  a  ____________,  as  Trustee
hereunder   (the    "Trustee"),    having   a   Corporate    Trust   Office   at
_________________________.

                             RECITALS OF THE COMPANY

     The Company deems it necessary to issue from time to time for its lawful purposes debt securities (hereinafter called the "Securities") evidencing its indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities to be issued in one or more series as provided in this Indenture.

     The Company will engage in the business of originating loans to real estate developers for the acquisition and development of real estate and to purchase land as "land bankers" for subsequent resale to real estate developers who intend to develop real estate for the potential future construction of commercial, single-family residential and multi-family residential properties.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms have been done.

     NOW, THEREFORE THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided unless the context otherwise requires:

          (a) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the TIA, either directly or by reference therein have the meanings assigned to them therein and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311 shall have the meanings assigned to them in the rules of the Commission adopted under the TIA;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and
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          (d) the words  "herein,  "hereof" and  "hereunder"  and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "ACCOUNTS"  shall  mean the  Funding  Account  and the  Securities  Payment
Account.

     "ACT" when used with  respect to any Holder,  has the meaning  specified in
Section 1.04.

     "ADDITIONAL AMOUNTS" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting Securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     ["ASSIGNMENT OF LEASES" means, with respect to any Mortgaged Property, any assignment of leases, rents, security deposits and profits or similar instrument executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.]

     "AUTHENTICATING AGENT" means any authenticating agent appointed by the Trustee pursuant to Section 6.11 to act on behalf of the Trustee to authenticate Securities.

     "AUTHORIZED NEWSPAPER" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "BANKRUPTCY LAW" has the meaning specified in Section 5.01.

     "BOARD OF DIRECTORS" means the board of directors of the Company, or any committee of that board duly authorized to act hereunder.

     "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee or a unanimous written consent in lieu of special meeting executed by the Board of Directors and delivered to the Trustee.

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     "BROKER/DEALER" means any Person as may be designated as such in writing by the Company to the Trustee from time to time.

     "BUSINESS DAY" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, any day, other than a Saturday or Sunday, that is not a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and serving as clearing agency for Global Securities.

     "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "CLEARING CORPORATION" means a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code.

     "COLLATERAL" shall have the meaning set forth in Section 16.01(c).

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after execution of this Indenture, such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "COMMON DEPOSITARY" shall have the meaning set forth in Section 3.04.

     "COMMON STOCK" means, with respect to any Person, all shares of capital stock issued by such Person other than any Preferred Stock.

     "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "COMPANY REQUEST" and "COMPANY ORDER" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, the President, any Executive Vice President, any Senior Vice President or Vice President and by its Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee.

     "CORPORATE TRUST OFFICE" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at the address specified in the first paragraph of this Indenture.

     "CORPORATION" includes corporations, associations, companies and business trusts.

     "CUSTODIAN" has the meaning specified in Section 5.01.

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     "DEFAULTED INTEREST" has the meaning specified in Section 3.07.

     "DEPOSITARY" means, unless otherwise specified in a supplemental indenture or a Board Resolution adopted pursuant to Section 3.01 hereof, the Depository Trust Company, or any successor Depositary hereafter named. The nominee of the initial Depositary for purposes of registering the Securities that are to be Global Securities, is Cede & Co. The Depositary shall at all times be a Clearing Corporation and a Clearing Agency.

     "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company.

     "ELIGIBLE MORTGAGE LOANS" means, as of the date that it is pledged to the Trustee pursuant to this Indenture, any Mortgage Loan that:

          (a) is valid, binding, and enforceable against the borrower in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

          (b) is not subject to any dispute, offset, counterclaim or defense;

          (c) is denominated and payable in U.S. dollars in the United States;

          (d) with regard to which each of the representations and warranties set forth in Section 10.12 is true and correct;

          (e) will be subject to a first priority perfected lien held by the Trustee pursuant to this Indenture upon its acquisition with funds from the Funding Account and the filing of any applicable financing statement pursuant to the UCC;

          (f) the borrower with respect to such Mortgage Loan has received written notice that payments with respect thereto are to be sent [solely to a Lock Box Account;][directly to the Trustee] and

          (g) is set forth in a certificate delivered to the Trustee by the Company in the form attached as Exhibit B hereto.

     "EVENT OF DEFAULT" has the meaning specified in Article V.

     "FISCAL YEAR" means the fiscal year of the Company, which begins on January 1, and ends on December 31 of such calendar year.

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     "FUNDING ACCOUNT" means the account  established and maintained pursuant to
Section 7.05(a), including any subaccounts created by the Trustee therein pursuant to this Indenture.

     "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis.

     "GLOBAL SECURITY" means a security evidencing all or a part of a series of Securities issued to and registered in the name of the Depository for such series, or its nominee, in accordance with Section 3.05, and bearing the legend prescribed in Section 2.03.

     "GOVERNMENT OBLIGATIONS" means securities which are (a) direct obligations of the United States for the payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "HOLDER" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register.

     "INDENTURE" means this instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 3.01; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the, or those, particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "INDEXED SECURITY" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "INTEREST" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 10.10, includes such Additional Amounts.

     "INTEREST PAYMENT DATE" when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security or the scheduled interest payment date with respect thereto.

     "LOAN DOCUMENTS" shall mean the Mortgage Note, the loan agreement, if any, executed by the Company and the Mortgagor, the related Security Agreement or all security documentation executed in connection therewith, including all financing statements, personal guarantees, bills of sale and powers of attorney, certificates and any and all other instruments now or hereafter executed and delivered by a Mortgagor in connection with a Mortgage Loan, as any of such may be amended or supplemented from time to time.

     ["LOCK BOX ACCOUNT" means an account established by the Company on behalf of the Trustee, with a bank chartered by the United States or any state therein for the purpose of collecting the proceeds of Mortgage Loans or Real Property for the benefit of the Trustee as set forth in the applicable Mortgage or Real Property Documents and as to which a copy of the written executed agreement pursuant to which the account has been established has been provided to the Trustee.]

     "MATURITY" when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

     "MORTGAGE" means a mortgage, deed of trust or other instrument securing a Mortgage Note and creating a lien on the related Mortgaged Property.

     ["MORTGAGE  FILE"  means,  subject  to  Section  16.05,   collectively  the
following documents:

          (1) the original Mortgage Note, [endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, in blank or to the order of the Trustee in the following form: "Pay to the order of [The Trustee], as trustee for the registered holders of [Identify Series of Notes], without recourse";

          (2) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon, or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by the Company to be a true and complete copy of the original thereof submitted or, in the case of assignments to the Company, to be submitted for recording;

          (3) an original or copy of the assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or if none by the originator, either in blank or in favor of the Trustee (in such capacity) in the form provided in (1) above;

          [(4) an original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;]

          [(5) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity) in the form provided in (1) above, which assignment may be included as part of the corresponding assignment of Mortgage, referred to in clause (3) above;]

          (6) an original or a copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

          (7) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity) in the form provided in (1) above, which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (3) above;

          (8) originals or copies of all loan agreements[, cross-collateralization and cross-default agreements] or related agreements, if any, and all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

          [(9) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" (or by "pro-forma" otherwise agreed to by the title company ) as of the closing date of the Mortgage Loan);]

          (10) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan which was in the possession of the Company at the time the Mortgage Files were delivered to the Trustee together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

          (11) (A) filed or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Company as originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Company (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Company, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee in the form provided in (1) above;

          (12) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

          (13) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the related ground lease or a copy thereof, if any;

          (14) the original or a copy of any lockbox agreement or deposit account or similar agreement;

          (15) the original or a copy of any letter of credit securing the Mortgage Loan;

          [(16) a copy of the interest rate cap or similar agreement, if any, pledged as additional security for such Mortgage Loan;]

          [(17) a copy of any mezzanine loan documents and any related intercreditor agreement relating to the Mortgaged Property, the collateral for the Mortgage Loan or involving the Mortgagor or any affiliate thereof; and]

          (18) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

     provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or a custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.]

     "MORTGAGE LOAN" means a loan made by the Company, as lender, to a Mortgagor, as borrower, that is evidenced by the related Mortgage Note and Mortgage, which is pledged to the Company pursuant to a Security Agreement as Collateral for the obligations of the Mortgagor under the Loan Documents, and which pledge is assigned to the Trustee for the benefit of the Holders to secure the obligations of the Company under this Indenture, including mortgage loans:
(a) acquired or funded by the Company from amounts on deposit in the Funding Account or otherwise accounted for in the Funding Account or otherwise constituting a part of the Collateral; and (b) substituted or exchanged for Mortgage Loans pursuant to Section 10.13, but in either case does not include Mortgage Loans released from the lien of this Indenture.

     "MORTGAGED PROPERTY" means the real property, improvements, if any, and other collateral encumbered by a Mortgage.

     "MORTGAGE   NOTE"  means  the  original   executed  note   evidencing   the
indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto.

     "MORTGAGOR" means the obligor with respect to an Mortgage Note.

     "NET COLLECTIBLE AMOUNT" means, with respect to a Mortgage Loan or Real Property, the net amount that is expected to be collected on a mortgage loan or real property, which shall be calculated by the [Company] based on the information gathered from the Company in accordance with the applicable Loan Documents or Real Property Documents, as the case may be, and the [Company's] customary methods.

     "OBLIGATIONS" has the meaning set forth in Section 16.02.

     "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors, the President, any Executive Vice President, any Senior Vice President or Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for the Company and who shall be satisfactory to the Trustee.

     "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

     "OUTSTANDING" means (i) when used with respect to Securities, as of the date of determination, all Securities therefor authenticated and delivered under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption (including repayment at the option of the Holder) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) Securities, except to the extent provided in Sections 14.02 and 14.03, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article XIV;

          (d) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (e) Securities converted into Common Stock or Preferred Stock pursuant to or in accordance with this Indenture if the terms of such Securities provide for convertibility pursuant to Section 3.01;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculation required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02,
(ii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.01, and (iii) Securities owned by the Company or of any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities owned as provided in clause (iv) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and (ii) when used with respect to any other Obligation, as of any date of determination, the unpaid amount of the Obligation.

     "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company, which Person shall not include the Company or any Affiliate thereof.

     "PERMITTED INVESTMENTS" means any of the following:

          (a) direct obligations of the United States of America;

          (b) obligations, the payment of the principal of and interest on which, in the opinion of the Attorney General of the United States, is unconditionally guaranteed by the United States;

          [(c) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements, investment agreements, repurchase agreements, or guaranteed investment contracts, with a maturity of twelve
     (12) months or less with any bank, trust company, national banking association or other depository institution, including those of the Trustee (and, with respect to, investment agreements or guaranteed investment contracts, any corporation), provided that, at the time of deposit or purchase such depository institution has commercial paper which is rated ["A-1" by S&P, "P-1" by Moody's or "F-1" by Fitch];

          (d) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements, investment agreements, repurchase agreements, or guaranteed investment contracts, with a maturity of twenty four (24) months or less, but more than twelve (12) months, with any bank, trust company, national banking association or other depository institution, including those of the Trustee and any of its affiliates (and, with respect to investment agreements or guaranteed investment contracts, any corporation), provided that, at the time of deposit or purchase such depository institution has senior debt rated ["A" or higher by S&P, "P-1" or higher by Moody's or "A" or higher by Fitch], and, if commercial paper is outstanding, commercial paper which is rated ["A-1" by S&P, "P-1" by Moody's or "F-1" by Fitch];

          (e) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements, investment agreements, repurchase agreements, or guaranteed investment contracts, with a maturity of more than twenty four (24) months with any bank, trust company, national banking association or other depository institution, including those of the Trustee and any of its affiliates (and, with respect to , investment agreements or guaranteed investment contracts, any corporation), provided that, at the time of deposit or purchase such depository institution has senior debt rated ["AA" or higher by S&P, "Aa2" or higher by Moody's or "AA" or higher by Fitch] and, if commercial paper is outstanding, commercial paper which is rated ["A-1" by S&P, "Aa2" by Moody's or "F-1" by Fitch];

          (f) commercial paper, including that of the Trustee and any of its affiliates, which is rated no less than ["A-1" by S&P, "P-1" by Moody's or "F-1" by Fitch], and which matures not more than two hundred seventy (270) days after the date of purchase;

          (g) bonds, debentures, notes or other evidences of indebtedness issued or guaranteed by any of the following agencies: Federal Farm Credit Banks, Federal Home Loan Mortgage Corporation; Governmental National Mortgage
     Association; Export-Import Bank of the United States; Federal National Mortgage Association; Student Loan Marketing Association; Farmers Home

     Administration; Federal Home Loan Banks; or any agency or instrumentality of the United States of America which shall be established for the purposes of acquiring the obligations of any of the foregoing or otherwise providing financing therefor; or

          (h) a money market mutual fund investing solely in the above listed assets.

     "PERSON" means any  individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     "PLACE OF PAYMENT" when used with respect to the Securities of or within any series, means the place or places where the principal of (and premium, if any) and interest on such Securities are payable as specified as contemplated by Sections 3.01 and 10.02.

     "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "PREFERRED STOCK" means, with respect to any Person, all capital stock, if any, issued by such Person that are entitled to a preference or priority over any other capital stock issued by such Person with respect to any distribution of such Person's assets, whether by dividend or upon any voluntary or involuntary liquidation, dissolution or winding up.

     "REAL PROPERTY" means the real property acquired by the Company with the proceeds from the sale of the Securities and which is intended to be sold to real estate developers and others.

     "REAL PROPERTY DOCUMENTS" means, with respect to Real Property, the loan agreement, if any, and the purchase agreement, if any, relating to the acquisition of the Real Property by the Company, the sale documents relating to any proposed sale of all or a portion of the Real Property by the Company to other Persons, including all financing statements, personal guarantees, bills of sale and powers of attorney, certificates and any other instruments now or hereinafter executed and delivered by a purchaser or proposed purchaser in connection with the Real Property, as any of such may be amended or supplemented from time to time.

     "REAL PROPERTY FILE" means, collectively, the following documents:

                         [List documents to be obtained]

     "REDEMPTION DATE" when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "REDEMPTION PRICE" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "REGISTERED SECURITY" shall mean any Security which is registered in the Security Register.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 3.01, whether or not a Business Day.

     "REPAYMENT DATE" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

     "RESPONSIBLE OFFICER" when used with respect to the Trustee, means the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

     "REVENUE" or "REVENUES" means all recoveries of principal, dividends, interest, payments, proceeds, charges and other income or amounts received by the Trustee or the Company from or on account of any of the Collateral (excluding amounts described in Section 7.05(a)(ii)(B)).

     "SECURITIES PAYMENT ACCOUNT" means the account established and maintained pursuant to Section 7.05(c), including any subaccounts created by the Trustee therein pursuant to this Indenture.

     "SECURITY" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "SECURITY AGREEMENT": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

     "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05.

     "SIGNIFICANT SUBSIDIARY" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X promulgated under the Securities Act of 1933, as amended) of the Company.

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Company pursuant to Section 3.07.

     "STATED MATURITY" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "SUBSIDIARY" means a corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "TRANSACTION DOCUMENTS" means, with respect to each series, the Securities, this Indenture, the Lock Box Agreements, if any, the Loan Documents, if any, the Real Property Documents, if any, and any other documents executed in connection therewith.

     "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this Indenture was executed, except as provided in Section 9.05.

     "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

     "UCC" means, with respect to each separate item of Collateral, the Uniform Commercial Code of the State the law of which governs the creation and perfection of the Trustee's security interest in such item of Collateral or the Company's security interest in such item of Collateral, as the case may be.

     "UNITED STATES" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "YIELD TO MATURITY" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

     SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel to the effect that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 10.09) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate, opinion or representations as to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04. ACTS OF HOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section 1.04. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 15.06.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

     The ownership of Registered Securities shall be proved by the Security Register. As to any matter relating to beneficial ownership interests in any Global Security, the appropriate depositary's records shall be dispositive for purposes of this Indenture.

     If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided, however, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later then eleven months after the record date.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security

Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 1.05. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the address of its Corporate Trust Office specified in the first paragraph of this Indenture, Attention: Corporate Trust Department;

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, Attention: Chief Financial Officer (with a copy to the Company's general counsel); or

          (c) either the Trustee or the Company, by the other party shall be sufficient for every purpose hereunder if given by facsimile transmission, receipt confirmed by telephone followed by an original copy delivered by guaranteed overnight courier; if to the Trustee at facsimile number ____________; and if to the Company at facsimile number (480) ________.

     SECTION 1.06. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.07. COUNTERPARTS; FACSIMILE; EFFECT OF HEADINGS AND TABLE OF CONTENTS. This Indenture may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture. Delivery of an executed counterpart of this Indenture by facsimile shall be equally as effective as delivery of an original executed counterpart of this Indenture. Any party delivering an executed counterpart of this Indenture by facsimile shall also deliver an original executed counterpart of this Indenture but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Indenture. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.09. SEVERABILITY CLAUSE. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.10. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.11. GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of Nevada applicable to agreements made and to be performed therein. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 1.12. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, Repayment Date, Stated Maturity or Maturity of any Security or the last date on which a Holder has the right to convert or exchange a Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium, if any) or conversion or exchange of such security need not be made at such Place of Payment on such date, but (except as otherwise provided in the supplemental indenture with respect to such Security) may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or at the Stated Maturity or Maturity, or on such last day of conversion or exchange, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

     SECTION 1.13. IMMUNITY OF STOCKHOLDERS, DIRECTORS, OFFICERS AND AGENTS OF THE COMPANY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

     SECTION 1.14. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                   ARTICLE II

                                SECURITIES FORMS

     SECTION 2.01. FORMS OF SECURITIES. The Registered Securities of each series shall be substantially in the form of Exhibit A hereto or in such other form as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution adopted in accordance with Section 3.01, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

     Subject to Section 3.04, the definitive Securities shall be printed, lithographed or engraved, or produced by any combination of these methods, on a steel engraved border or steel engraved borders or mechanically reproduced on safety paper or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

     SECTION 2.02. FORM OF TRUSTEE'S  CERTIFICATE OF AUTHENTICATION.  Subject to
Section  6.11,  the  Trustee's   certificate  of  authentication   shall  be  in
substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        ___________________, as Trustee

                                        By________________________________
                                          Authorized Signatory

     SECTION 2.03. SECURITIES ISSUABLE IN GLOBAL FORM. If Securities of or within a series are issuable in the form of one or more Global Securities, then, notwithstanding clause (h) of Section 3.01 and the provisions of Section 3.02, any such Global Security or Securities may provide that it or they shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of any Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders thereof, of Outstanding Securities represented thereby shall be made by the Trustee in such manner or by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Global Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 3.03 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

     Notwithstanding the provisions of Section 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of and any premium and interest on any Global Security shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 3.08 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security in the case of a permanent Global Security in registered form, the Holder of such permanent Global Security in registered form.

     Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     This Security is a Global Security within the meaning set forth in the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the

     Depository to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or its nominee to a successor Depositary or its nominee.

                                  ARTICLE III

                                 THE SECURITIES

     SECTION 3.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 3.03, set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (a) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

          (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07 or 13.05);

          (c) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of the series shall be payable;

          (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (e) the place or places where the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, exchange or conversion (each to the extent applicable) and notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

          (f) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have the option;

          (g) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (h) if other than denominations of $5,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any Securities of the series shall be issuable;

          (i) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

          (j) the price (expressed as a percentage of the principal amount thereof or otherwise) at which the Securities of the series will be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section
     5.02 or, if applicable, the portion of the principal amount of Securities of the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

          (k) [Reserved];

          (l) whether the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

          (m) whether the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

          (n) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified and the provisions, if any, relating to the subordination of the Securities of the series to other obligations of the Company;

          (o) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein, and any change in the right of any trustee or any of the Holders to declare the principal amount of any such Securities due and payable;

          (p) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.05, and, if Registered Securities of the series are to be issuable as a Global Security, the identity of the depositary for such series;

          (q) the date as of which any temporary Global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (r) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;

          (s) the applicability, if any, of Sections 14.02 and/or 14.03 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article XIV;

          (t) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

          (u) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

          (v) whether and under what circumstances the Company will pay Additional Amounts as contemplated by Section 10.10 on the Securities of the series to any Holder who is not a United States Person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

          (w) the obligation, if any, of the Company to permit the conversion of the Securities of such series into the Company's Common Stock or Preferred Stock, as the case may be, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period, any adjustment of the applicable conversion price and any requirements relative to the reservation of such shares for purposes of conversion) and applicable limitations on the ownership or transferability of the Common Stock or Preferred Stock into which such Securities are convertible;

          (x) the provisions, if any, relating to any security provided for the Securities of the series; and

          (y) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 3.03) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or before the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

     SECTION 3.02. DENOMINATIONS. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section
3.01. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Securities of such series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $5,000 and any integral multiple of $1,000 in excess thereof.

     SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Executive or Senior Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

     If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Section 315(a) through 315(d)) shall be fully protected in relying upon:

          (a) an Opinion of Counsel stating that:

               (i) the form or forms of such Securities have been established in conformity with the provisions of this Indenture;

               (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture;

               (iii) such Securities, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles; and

          (b) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Securities have been complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to any of the Securities shall have occurred and be continuing.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate otherwise required pursuant to Section 3.01 or a Company Order, or an Opinion of Counsel or an Officers' Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificates, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

     Each Registered Security shall be dated the date of its authentication as contemplated by Section 3.01.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security (including a Global Security) shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.04. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

     Except in the case of temporary Securities (which shall be exchanged as otherwise provided herein or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust

Office, is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities on such Security Register as herein provided. If the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

     Subject to the provisions of this Section 3.05, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

     Subject to the provisions of this Section 3.05, at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any such Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Except as otherwise specified as contemplated by Section 3.01, any permanent Global Security shall be exchangeable only as provided in this paragraph. If the depositary for any permanent Global Security is DTC, then, unless the terms of such Global Security expressly permit such Global Security to be exchanged in whole or in part for definitive Securities, a Global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depositary for the applicable Global Security or Securities or if at any time DTC ceases to be a Clearing Agency, if so required by applicable law or regulation, the Company shall appoint a successor depositary with respect to such Global Security or Securities. If (a) a successor depositary for such Global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (b) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such Global Security or Securities advise DTC to cease acting as depositary for such Global Security or Securities or (c) the Company, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Securities of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities. If any beneficial owner of an interest in a permanent Global Security is otherwise entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.01 and provided that any applicable notice provided in the permanent Global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver, definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent Global Security. On or after the earliest date on which such interests may be so exchanged, such permanent Global Security shall be surrendered for exchange by DTC or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption. If a Registered Security is issued in exchange for any portion of a permanent Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date or (ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest
Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent Global Security is payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer (including evidence of title and identity) in form satisfactory to the Company, the Trustee, the Company's designated agent (if any) and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.07 or 13.05 not involving any transfer.

     The Company or the Trustee, as applicable, shall not be required to (a) issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before date of mailing of the relevant notice of redemption and ending at the close of business on the date of the mailing of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the date of mailing of the relevant notice of redemption, or (b) register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed; provided, however, that such Registered Security shall be simultaneously surrendered for redemption or (d) issue, register the transfer of

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
or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

     SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, appertaining to the surrendered Security.

     If there shall be delivered to the Company and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, appertaining to such destroyed, lost or stolen Security.

     Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, appertaining to such destroyed, lost or stolen Security, pay such Security.

     Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS RESERVED. Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.01, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid by (a) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.08, to the address of such Person as it appears on the Security Register or (b) wire transfer to an account maintained by the payee located inside the United States.

     Unless otherwise provided as contemplated by Section 3.01, every permanent Global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC with respect to that portion of such permanent Global Security held for its account by Cede & Co, for the purpose of permitting such party to credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

     Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.01, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, in each case as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publications shall not be a condition precedent to the establishment of such Special Record

     Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any Securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee or the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.07 and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.08. PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 3.05 and 3.07) interest on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money payable upon any such Security.

     No Holder of any beneficial interest in any Global Security held on its behalf by a depositary shall have any rights under this Indenture with respect to such Global Security and such depositary shall be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Security.

     SECTION 3.09. CANCELLATION. All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for

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any such purpose shall be promptly  cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. Cancelled Securities held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Company, unless the Trustee is otherwise directed by a Company Order.

     SECTION 3.10. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.01 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     SECTION 3.11. DEPOSIT OF SECURITIES PROCEEDS. Except as otherwise specified with respect to a series of Securities in accordance with the provisions of
Section 3.01, with respect to the gross proceeds from the initial sale of Securities, the Company agrees to cause each Broker/Dealer or other brokerage firm for which the Broker/Dealer acts as agent selling for such beneficial interest to forward to the Company the gross proceeds promptly upon receipt by the Broker/Dealer or other brokerage firm. The Company shall remit or cause to be remitted the gross proceeds from the initial sale of Securities by wire transfer to the Trustee for deposit into the Funding Account not later than the Business Day following the date such proceeds are received by the Company and constitute cleared funds in the Company's accounts. In connection with the wire transfer to the Trustee, the Company shall provide to the Trustee a written statement setting forth with respect to each class of Security for which gross proceeds are being wired to the Trustee: (i) the name of the Person that will be the Holder and their Clearing Agency Participant number, if applicable, and (ii) the class, principal balance, interest rate, date of issuance, Maturity, and amount of gross proceeds received by class by the Company with respect to the Security. Upon receipt of such gross proceeds, the Trustee shall deposit such proceeds into the Funding Account.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 10.10), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute instruments in form and substance satisfactory to the Trustee and the Company acknowledging satisfaction and discharge of this Indenture as to such series when

          (a) either:

               (i) all Securities of such series theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (ii) all Securities of such series not theretofore delivered to the Trustee for cancellation:

                    (A) have become due and payable;

                    (B) will  become due and  payable at their  Stated  Maturity within one year; or

                    (C) if  redeemable  at the option of the Company,  are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

          and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 6.06, the obligations of the Company to any  Authenticating  Agent under
Section 6.11 and, if money shall have been deposited with and held by the Trustee pursuant to clause (ii) of this Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

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
     SECTION 4.02. APPLICATION OF TRUST FUNDS. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto of the principal (and premium, if any) and any interest and Additional Amounts for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

     SECTION 5.01. EVENTS OF DEFAULT. "Event of Default," wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of that series, when such interest, Additional Amounts becomes due and payable, and continuance of such default for a period of 30 days;

          (b) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity;

          (c) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series;

          (d) default in the performance, or breach, of any covenant or warranty of the Company set forth in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section 5.01 specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 51% in principal amount of the Outstanding
     Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (e) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any of its Subsidiaries (including obligations under leases required to be capitalized on the balance sheet of the lessee under GAAP), in an aggregate principal amount in excess of $5 million or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (including such leases) in an aggregate principal amount in excess of $5 million whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or such obligations being accelerated, without such acceleration having been rescinded or annulled; or

          (f) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (i) commences a voluntary case;

               (ii) consents to the entry of an order for relief against it in an involuntary case;

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

               (iv) makes a general assignment for the benefit of its creditors; or

          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company or any Significant Subsidiary in an involuntary case;

               (ii) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of either of their property; or

               (iii) orders the liquidation of the Company or any Significant Subsidiary and the order or decree remains unstayed and in effect for 90 days; or

          (h) any other Event of Default provided with respect to Securities of that series.

     As used in this Section 5.01, the term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

     SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 51% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this

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
Article V provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration of acceleration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series):

               (i) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of that series;

               (ii) the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

               (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities;

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. If any Event of Default described in Section 5.01 of this Indenture shall occur and be continuing with respect to any series, the Trustee shall, at the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of that series in addition to taking those actions set forth elsewhere in this Article V, do one or more of the following:

          (a) institute proceedings for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Company of moneys adjudged due;

          (b) sell the Collateral or any portion thereof or rights or interests therein at one or more public or private sales called and conducted in any manner permitted by law;

          (c) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

          (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Noteholders hereunder; or

          (e) appoint a Person to take any of the actions described above on behalf of the Company or the Trustee.

     Notwithstanding the foregoing, the Trustee shall be under no obligation to take any action described above unless so directed by the Holders of the Outstanding Securities.

     SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (b) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series to make such payments to the Trustee, and if the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 6.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

     SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest and any Additional Amounts, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST, to the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.06;

          SECOND, to the payment of the amounts then due and unpaid upon the Securities for the principal (and premium, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium, if any), interest and Additional Amounts, respectively; and

          THIRD, to the payment of the remainder, if any, to the Company.

     SECTION 5.07. LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (b) the Holders of not less than 51% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.08. UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, IF ANY, INTEREST AND ADDITIONAL AMOUNTS. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.05 and 3.07) interest on, and any Additional Amounts in respect of, such Security on the respective due dates expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities.

     SECTION 5.12. CONTROL BY HOLDERS OF SECURITIES. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:

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
          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (c) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders.

     SECTION 5.13. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

          (a) in the payment of the principal of (or premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series; or

          (b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 5.14. WAIVER OF USURY, STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than [10]% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

                                   ARTICLE VI

                                   THE TRUSTEE

     SECTION 6.01. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of the Securities of such series; and provided further that in the case of any default or breach of the character specified in Section 5.01(d) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section 6.01, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

     SECTION 6.02.  CERTAIN RIGHTS OF TRUSTEE.  Subject to the provisions of TIA
Section 315(a) through 315(d):

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.03 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or power vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Holders or, if paid by the Trustee, shall be repaid by the Holders upon demand. The Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, relevant to the facts or matters that are the subject of its inquiry, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or power conferred upon it by this Indenture.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

     SECTION 6.03. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 6.04. MAY HOLD SECURITIES. The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and subject to TIA Sections 310(b) and 311, and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

     SECTION 6.05. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 6.06. COMPENSATION AND REIMBURSEMENT. The Company agrees:

          (a) to pay to the Trustee, [solely] from amounts on deposit in the Funding Account pursuant to Section 7.05(a)(ii), from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, [solely] from amounts on deposit in the Funding Account pursuant to Section 7.05(a)(ii), to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(e) or Section 5.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     As security for the performance of the obligations of the Company under this Section 6.06, the Trustee shall have a lien prior to the Securities upon all property and money held or collected by the Trustee as such, except money held in trust for the payment of principal of (or premium, if any) or interest on particular Securities.

     The provisions of this Section 6.06 shall survive the termination of this Indenture.

     SECTION  6.07.   CORPORATE  TRUSTEE  REQUIRED;   ELIGIBILITY;   CONFLICTING
INTERESTS. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $[50,000,000]. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.07, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI. Neither the Company nor any Person directly or indirectly controlling or controlled by, or under common control with, the Company shall serve as Trustee.

     SECTION 6.08. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.09.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

     If at any time:

          (a) the  Trustee  shall  fail to  comply  with the  provisions  of TIA
     Section 310(b) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

          (b) the Trustee shall cease to be eligible under Section 6.07 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

          (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.09. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
Section 6.06.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to
Article IX, wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-Trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in this
Section 6.09, as the case may be.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

     SECTION 6.10. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 6.11. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States or of any state or the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.11, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.11. Notwithstanding the foregoing, the initial Authenticating Agent shall be the Trustee

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.11, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.11, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an

Authenticating  Agent  herein.  No  successor   Authenticating  Agent  shall  be
appointed unless eligible under the provisions of this Section 6.11.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation, including reimbursement of its reasonable expenses for its services under this Section 6.11.

     If an appointment with respect to one or more series is made pursuant to this Section 6.11, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        ___________________, as Trustee



                                        By _______________________________
                                           Authenticating Agent

                                        By _______________________________
                                           Authorized Signatory

     SECTION 6.12. ADDITIONAL DUTIES OF TRUSTEE. In addition to the other duties set forth in this Indenture, the Trustee as trustee for the Holders shall:

          (a) RELEASE. The Trustee shall upon written request from the Company in the form of Exhibit C hereto and subject to the provisions of this Indenture, take all actions reasonably necessary to effect the release of any Collateral from the lien of this Indenture or any supplemental indenture or a Board Resolution adopted in accordance with Section 3.01 hereof, to the extent the terms hereof permit the sale, disposition or transfer of such Collateral.

          (b) ACTION UPON EVENT OF DEFAULT. Upon the occurrence and continuance of an Event of Default, the Trustee shall, subject to Section 5.03, take any action and to execute any instrument which the Trustee may deem necessary or advisable to enforce, collect and dispose of the Collateral and to enforce the Transaction Documents, including the authority to:

               (i) ask, demand, collect, sue for, recover, compound, receive and give acquaintance and receipts for money due and to become due under or in respect to any of the Collateral;

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
               (ii) receive, endorse, collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above or otherwise;

               (iii) file any claims or take any action or institute any proceedings which the Trustee may deem necessary or desirable for the collection [or liquidation] of any of the Collateral or otherwise to enforce the right to the Trustee for the benefit of the Holders with respect to any of the Collateral; and

               (iv) notify the borrower of the Company's collateral assignment and/or grant of a security interest in the Mortgage Loans and the Real Property to the Trustee for the benefit of the Holders and cause such Persons to remit payments directly to the Trustee and its designee.

          The Company hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 6.12(b) is irrevocable and coupled with an interest.

          (c) PAYMENT ON THE SECURITIES. The Trustee shall pay the interest and principal on the Securities when due and payable and, unless otherwise specified in a supplemental indenture or Board Resolution adopted pursuant to Section 3.01 hereof, the principal and any accrued interest on any of
     (a) a redemption, retirement, repayment or defeasance of Securities pursuant to Articles XI, XII, XIII or XIV hereof, in each case, from cash [or other amounts] available in the Securities Payment Account. The Trustee has no duty or obligation to pay the Securities from its own funds, assets or corporate capital or to make inquiry regarding, or investigate the use of amounts, disbursed from the Securities Payment Account pursuant to
     Section 7.05(c)(v).

                                  ARTICLE VII

           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY; ACCOUNTS

     SECTION 7.01. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS. Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

     SECTION 7.02. REPORTS BY TRUSTEE. Within 60 days after December 31 of each year commencing with the first calendar year end after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c) a brief report dated as of such date if required by TIA Section 313(a).

     SECTION 7.03. REPORTS BY COMPANY. The Company will:

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
          (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (c) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA
Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses (a) and (b) of this
Section 7.03 as may be required by rules and regulations prescribed from time to time by the Commission.

          SECTION 7.04. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee:

          (a) semiannually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date or, if there is no Regular Record Date for interest for such series of Securities, semiannually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

     provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

     SECTION 7.05. ACCOUNTS; PAYMENTS ON SECURITIES. The Trustee as trustee for the Holders shall establish, maintain and administer for each series of Securities each of the Accounts as follows, unless otherwise provided in an indenture supplement or Board Resolution adopted pursuant to Section 3.01 hereof:

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
          (a) FUNDING ACCOUNT.

               (i) Deposits. The Trustee shall deposit into the Funding Account:

                    (A) Pursuant to Section 3.11, the proceeds from the issuance of Securities;

                    (B) The gross proceeds received pursuant to Section 16.04;

                    (C) All  amounts  wired to the  Trustee  pursuant to Section
               7.05(b), amounts remitted by the Company pursuant to Section 7.05(d), all proceeds derived from the Collateral and all other amounts to be deposited therein upon receipt of a direction in writing from the Company;

               (ii) Withdrawals. To the extent funds are available in the Funding Account, the Trustee shall withdraw from the Funding Account and pay, remit, or transfer as and when instructed by the Company in writing (except as to amounts under clauses (A) and (C) below) or otherwise as directed by an order of a court of competent jurisdiction the following amounts in the following order of priority (any funds not so transferred or paid are to remain in the Funding Account until subsequently applied pursuant to this Section 7.05(a)(ii)):

                    (A) To pay to the  Trustee,  the  amount  of its fee due and payable for performing services under this Indenture and any supplemental indentures or Board Resolutions adopted pursuant to
               Section 3.01 hereof and expenses incurred in connection therewith relating to the Securities as provided in Section 6.06;

                    (B) Any amounts  specifically  identified  by the Company or the Servicer in writing (I) deposited in the Funding Account by the Company, or transferred to the Trustee from a Lock Box Account, if any, in error, or (II) deposited in the Funding Account with respect to property that does not constitute Collateral, Permitted Investments, proceeds from the issuance of the Securities or proceeds thereof;

                    (C) To  transfer  to the  Securities  Payment  Account,  the amounts specified in Section 7.05(c)(i);

                    (D) If  specified by the related  supplemental  indenture or
               Board Resolution adopted pursuant to Section 3.01 hereof, withdraw sinking fund redemption amounts or other specified in such supplemental indenture or Board Resolution to pay to the Holders whose Securities are to be redeemed, retired, repaid or defeased in accordance with Articles XI, XII, XIII or XIV hereof to the Securities Payment Account in a manner as provided in such supplemental indenture or Board Resolution;

                    (E) Following each deposit pursuant to Section 7.05(a)(i)(A)
               or each exchange of a Security pursuant to Section 3.05, to pay, as directed by the Company in writing, to the applicable Broker/Dealer or other selling agent any related sales expenses and commissions or to the Company to reimburse the Company for its payment of such sales expenses and commissions;

                    (F) As directed in writing by the Company from time to time, amounts for the purchase of Eligible Mortgage Loans or Real Property, provided that the Trustee has received a duly authorized and executed certification substantially in the applicable form of Exhibit B to this Indenture;

                    (G) To pay to the Company, the amount of the reserve account balance of a Mortgagor that the Company certifies to the Trustee in writing that the Company is required to return pursuant to the related Loan Documents;

                    (H) To  pay  amounts  to the  Company  pursuant  to  Section
               7.05(h);

                    (I) To transfer  amounts  with respect to a series as may be
               specified  in  the  related   supplemental   indenture  or  Board
               Resolution adopted pursuant to Section 3.01 hereof;

                    (J) Invest  the  remaining  amounts  promptly  in  Permitted
               Investments as provided in Section 7.05(e); and

                    (K) Withdraw and pay to the Company all of the remaining amounts upon termination of this Indenture.

          (b) FUNDS FROM LOCK BOX ACCOUNTS. The Company shall cause each custodian or trustee of a Lock Box Account, if any, to sweep the funds in each Lock Box Account and wire such funds to the Trustee on each Business Day on which such custodian or trustee and the Trustee is open for business.

          (c) SECURITIES PAYMENT ACCOUNT. The Trustee shall:

               (i) No later than three Business Days prior to an Interest Payment Date or Maturity Date, calculate all amounts then due in accordance with Section 7.05(d)(ii) and withdraw from the Funding Account such amounts that, when added to the amounts then on deposit in the Securities Payment Account, are sufficient to pay principal and interest pursuant to Section 7.05(c)(v) on the next following Interest Payment Date or Maturity Date, as applicable, and deposit all such amounts withdrawn pursuant to this clause (i) immediately into the Securities Payment Account; provided, however, that the Trustee may, but is not obligated to, make calculations of accrued interest due on the next following Interest Payment Date and withdraw related amounts from the Funding Account and deposit them into the Securities Payment Account more frequently during the calendar month preceding the Interest Payment Date (except that no portion of a principal payment

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
          on a Maturity Date may be withdrawn pursuant to this clause (i) before three Business Days in advance of the Maturity Date);

               (ii) Deposit amounts received pursuant to Section 7.05(a)(ii)(D) above;

               (iii) Deposit amounts received pursuant to Section 7.05(d)(ii);

               (iv) Deposit amounts received pursuant to Section 11.05;

               (v) From amounts then on deposit in the Securities Payment Account, withdraw amounts first to pay to the Holders of Outstanding Securities on each Interest Payment Date the interest then due and payable on the Securities and second, subject to Section 10.01, to pay to the Holders of Outstanding Securities on their Maturity Date or other date set for redemption of Outstanding Securities all principal then due and payable pursuant to the terms of such Securities, this Indenture, and any applicable supplemental indenture or Board Resolution adopted pursuant to Section 3.01 hereof;

               (vi) If specified by the related supplemental indenture or Board Resolution adopted pursuant to Section 3.01 hereof, withdraw sinking fund redemption amounts or other specified in such supplemental indenture or Board Resolution to pay to the Holders whose Securities are to be redeemed, retired, repaid or defeased in accordance with Articles XI, XII, XIII or XIV hereof;

               (vii) Invest the remaining funds in the Securities Payment Account promptly in Permitted Investments as provided in Section 7.05(e);

               (viii) If specified by the related supplemental indenture or Board Resolution adopted pursuant to Section 3.01 hereof, withdraw and pay to the Company the amounts deposited by the Company that are not required to be paid as part of the Redemption Price as described in
          Section 11.05; and

               (ix) Withdraw and pay to the Company all remaining amounts upon termination of this Indenture.

          (d) THE COMPANY TO REMIT FUNDS; SCHEDULE OF PAYMENTS.

               (i) All Revenues received by the Company, if any, in respect of the Collateral shall be immediately remitted to the Trustee for deposit into the Funding Account, which Revenues shall at all times be segregated from other funds of the Company.

               (ii) At the written request of the Trustee, interest and principal that is due and payable on any Security shall be deposited by the Company into the Securities Payment Account to the extent the Trustee determines (after taking into consideration the withdrawals, if any, to be made pursuant to Section 7.05(c)(i) and the deposits, if any, made pursuant to Section 7.05(c)(iv)) that amounts on deposit in the Securities Payment Account on the date the payment of interest or

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
          principal, or both, is due and payable will not be sufficient to make such payment. Such deposit into the Securities Payment Account shall be made by the Company no later than one Business Day prior to the date such payment is due and payable. The Trustee shall provide written notice to the Company no later than three (3) Business Days prior to the date that the payment of interest or principal, or both, is due and payable stating the amount then on deposit in the Securities Payment Account and the amount of any such insufficiency. In the absence of any manifest error in such statement or objection by the Company no later than one Business Day prior to the due date of such payment, the Trustee's calculations shall be deemed final and conclusive.

          (e) INVESTMENT OF FUNDS HELD BY TRUSTEE.

               (i) The  Trustee  shall  invest  money held for the credit of any
          Account or subaccount held by the Trustee hereunder as directed in writing (or oral direction confirmed in writing) by the Company, to the fullest extent practicable and reasonable, in Permitted Investments. Such direction by the Company shall not conflict with the obligation of the Trustee to make timely payments pursuant to Section 7.05(c)(v). In the absence of any such direction and to the extent practicable, the Trustee shall invest amounts held hereunder in those Permitted Investments described in clause (i) of the definition of the Permitted Investments. All income and earning on such investments shall be held in the Account to which the Permitted Investment is related and withdrawn pursuant to the applicable provisions of Section
          7.05. The Trustee and the Company hereby agree that unless an Event of Default shall have occurred hereunder, the Company shall be entitled to, and shall, provide written direction or oral direction confirmed in writing to the Trustee with respect to any discretionary acts required or permitted of the Trustee under any Permitted Investment and the Trustee shall not take such discretionary acts without such written direction.

               (ii) The Permitted Investments held by the Trustee shall be deemed at all times to be part of the related Account or subaccounts or combination thereof, and the Trustee shall inform the Company of the details of all such investments. Upon direction in writing from the Company, the Trustee shall use reasonable efforts to sell at the best price obtainable, or present for redemption, any Permitted Investment whenever it shall be necessary to provide money to meet any payment from the applicable Account. The Trustee shall advise the Company in writing, on or before the tenth (10th) day of each calendar month (or (A) if such day is not a Business Day, on the next following Business Day or (B) such later date as reasonably consented to by the Company) of all investments held for the credit of each Account in its custody under the provisions of this Indenture as of the end of the preceding month and the market value thereof in accordance with the Trustee's customary bank statements.

               (iii) Money in any Account may be pooled for the purpose of making investments. Notwithstanding the foregoing, the Trustee shall not be responsible or liable for any losses on investments made by it hereunder or for keeping all Accounts held by it fully invested at all times, its only responsibility being to comply with the investment instructions of the Company.

          (f) PAYMENT OF INTEREST AND PRINCIPAL. Pursuant to Section 7.05(c)(v) and (vi), the Trustee shall pay interest and principal due on the Securities from the funds on deposit in the Securities Payment Account. Such payments shall be made on the due dates in accordance with the terms of this Indenture. Each Depository shall be responsible for the proper calculation and payment of principal and interest to the holders of beneficial interests in the related Security and the Trustee shall have no responsibility therefor.

          (g) [RESERVED]

          (h) EXCESS FUNDS. As directed in writing by the Company, the Trustee shall distribute a portion of the monies on deposit in the Funding Account to the Company free of the lien of this Indenture, provided that no distribution under this paragraph shall be made to the Company unless the Company certifies to the Trustee before the distribution that immediately after taking into account any such distribution, the sum of (i) the amounts on deposit in the Funding Account (less moneys in the Funding Account which the Company is then entitled to receive but which have not yet been removed from the Funding Account) and (ii) then Net Collectible Amount of the Mortgage Loans, the Real Property and the fair market value of other Collateral is or will be, immediately after such transfer, at least equal to one hundred percent (100%) of the aggregate principal amount of then Outstanding Obligations plus accrued interest. For purposes of this Section 7.05(h), the fair market value of the Collateral other than the Mortgage Loans or the Real Property shall be certified in writing to the Trustee by the Company.

          (i) RIGHTS TO PAYMENTS. The rights of the Holders to receive payments in respect of their Securities, and all rights and interests of the Holders in and to such payments, shall be as set forth in this Indenture. Neither the Holders of any class of Securities nor any party hereto shall in any way be responsible or liable to the Holders of any other class of Securities in respect of amounts properly previously distributed on the Securities.

          (j) WIRING DEADLINES. Any amounts which the Company requests the Trustee to wire pursuant to this Indenture shall be wired by the Trustee as directed by the Company on the day the executed certification or other request in form and substance as required by this Indenture is received by the Trustee if such certification or request is received before [11:00 a.m. Mountain Time], and if not so received, on the next following Business Day.

                                  ARTICLE VIII

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

     SECTION 8.01. CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other entity, provided that in any such case (a) either the Company shall be the continuing entity, or the successor entity (if other than the Company) formed by or resulting from any such consolidation or merger or which shall have received the transfer of such assets shall be an entity organized and existing under the laws of the United States or a state thereof and such successor entity shall expressly assume the due and punctual payment of the principal of (and premium, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 10.10) on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture, complying with Article IX, satisfactory to the Trustee, executed and delivered to the Trustee by such entity and (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of such successor entity, the Company or any Subsidiary as a result thereof as having been incurred by such successor entity, the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

     SECTION 8.02. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     SECTION 8.03. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL. Any consolidation, merger, sale, lease or conveyance permitted under Section 8.01 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor corporation, complies with the provisions of this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

          (c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults), may provide for an immediate enforcement upon such default, may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default;

          (d) [Reserved];

          (e) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

          (f) to subject to this Indenture to additional revenues, properties or Collateral or to otherwise further secure the Securities;

          (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01, including the provisions and procedures relating to Securities convertible into Common Stock or Preferred Stock, as the case may be;

          (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee or different Trustees;

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          (i) to cure any  ambiguity,  to correct or  supplement  any  provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, however, that such provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

          (j) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.01, 14.02 and 14.03; provided, however, that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect.

     SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of a series, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture with respect to such series or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 10.10 (except as contemplated by Section 8.01(a) and permitted by Section 9.01(a)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the amount thereof provable in bankruptcy pursuant to Section 5.04, or adversely affect any right of repayment of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be);

          (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their

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     consequences) provided for in this Indenture, or reduce the requirements of
     Section 15.04 for quorum or voting;

          (c) create any lien on the Collateral securing the Securities except as otherwise provided herein; or

          (d) modify any of the provisions of this Section 9.02, Section 5.13 or 10.11, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities that are theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

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     SECTION 9.07. TRUSTEE TO ACT ON INSTRUCTIONS. Notwithstanding any provision herein to the contrary (other than Section 9.02), in the event the Trustee is uncertain as to the intention or application of any provision of this Indenture or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision hereof, or if this Indenture permits or does not prohibit any determination by the Trustee or is silent or incomplete as to the course of action which the Trustee is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Trustee shall, at the expense of the Issuer, request and rely upon the following: (a) written instructions of the Issuer directing the Trustee to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Holders, and (b) a written statement from the rating agency, if any, that the proposed action or inaction will not have an adverse effect on the rating, if any, then assigned to the applicable series of Securities. In such case, the Trustee shall have no liability to the Issuer or the Holders for, and the Issuer hereby holds harmless the Trustee from, any liability, costs or expenses arising from or relating to any action taken by the
Trustee  acting  upon  such   instructions,   and  the  Trustee  shall  have  no
responsibility to the Holders with respect to any such liability, costs or expenses.

                                   ARTICLE X

                    COVENANTS; REPRESENTATIONS AND WARRANTIES

     SECTION  10.01.  PAYMENT  OF  PRINCIPAL,  PREMIUM,  IF  ANY,  INTEREST  AND
ADDITIONAL AMOUNTS. The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities and this Indenture. Unless otherwise specified with respect to Securities of any series pursuant to Section 3.01, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

     SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location

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of any such other office or agency.  Unless otherwise  specified with respect to any Securities pursuant to Section 3.01 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of ___________________, in the City of ________, __________, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

     SECTION 10.03. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to any series of any Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of, any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

          (a) hold all sums held by it for the payment of principal of (and premium, if any) or interest or Additional Amounts on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any such payment of principal (and premium, if any) or interest on the Securities of that series; and

          (c) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

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     The Company may at any time, for the purpose of obtaining the  satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, any Security of any series and remaining unclaimed for two years after such principal (and premium, if any), interest or Additional amounts has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as Trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 10.04. EXISTENCE. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, all material rights (by certificate of incorporation, bylaws and statute) and material franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

     SECTION 10.05. MAINTENANCE OF PROPERTIES. The Company will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the Company and its Subsidiaries shall not be prevented from selling or otherwise disposing of their properties for value in the ordinary course of their business.

     SECTION 10.06. INSURANCE. The Company will, and will cause each of its Subsidiaries to, keep in force upon all of its properties and operations policies of insurance carried with responsible companies in such amounts and covering all such risks as shall be customary in the industry in accordance with prevailing market conditions and availability.

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     SECTION 10.07.  PAYMENT OF TAXES AND OTHER CLAIMS.  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is
being  contested  in  good  faith  by  appropriate  proceedings,   provided  all
liabilities relating to such tax, assessment, charge or claim are adequately provided for on the books of the Company in accordance with GAAP. The Company, any Subsidiaries and any partnership in which the Company or its Subsidiaries are a partner shall timely and accurately file all tax returns required by law to have been filed.

     SECTION 10.08. PROVISION OF FINANCIAL INFORMATION. Whether or not the Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company will, within 15 days after each of the respective dates by which the Company would have been required to file annual reports, quarterly reports and other documents with the Commission if the Company were so subject, (a) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, if the Company were subject to such Sections and (b) promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

     SECTION 10.09. STATEMENT AS TO COMPLIANCE. The Company will deliver to the Trustee, within 120 days after the end of each Fiscal Year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 10.09, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     SECTION 10.10. ADDITIONAL AMOUNTS. If any Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as may be specified as contemplated by Section 3.01. Whenever in this Indenture there is mentioned, in any context except in the case of Section 5.02(a), the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 3.01 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise specified as contemplated by Section 3.01, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of

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Securities  (or if the Securities of that series will not bear interest prior to
Maturity,  the first day on which a payment  of  principal  and any  premium  is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are not United States Persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned Officers' Certificate, then the Trustee or such Paying Agent shall be entitled (a) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series until it shall have received a certificate advising otherwise and (b) to make all payments of principal and interest with respect to the Securities of a series without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Officers' Certificate furnished pursuant to this Section 10.10 or in reliance on the Company's not furnishing such an Officers' Certificate.

     SECTION 10.11. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.04 to 10.08, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     SECTION 10.12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

          (a) The Company owns the Collateral free and clear of any lien, security interest, charge or encumbrance, except (i) for the security interest created by this Indenture and any financing statement filed in favor of the Trustee in connection herewith and (ii) with respect to Collateral other than Mortgage Loans, any security interest set forth on the schedule describing such other Collateral provided pursuant to Section 16.01(b) to the Trustee upon disbursement of funds from the Funding Account in connection with the acquisition of such other Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such

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     as may have been filed in favor of the Trustee  relating to this Indenture, including the Collateral acquired upon disbursement of funds from the Funding Account in connection with the acquisition of Collateral.

          (b) This Indenture creates a valid security interest in favor of the Trustee in the Collateral, securing the payment of the Obligations, and all filings have been made that are necessary in any jurisdiction to perfect in favor of the Trustee for the benefit of the Holders a first priority security interest in the Mortgage Loans and the Real Property, including the acquisition of additional Collateral from disbursement of funds from the Funding Account.

          (c) Except as contemplated by this Indenture, no authorization, approval or other actions by, and no notice to or filing with, any governmental authority or regulatory body is required by either (i) for the grant by the Company of the security interest granted hereunder or for the execution, delivery or performance of this Indenture by the Company or (ii) for the perfection of or the exercise by the Trustee of its rights and remedies hereunder.

          (d) Each Mortgage Loan is at the time of grant to the Trustee an Eligible Mortgage Loan.

     SECTION 10.13. REPURCHASES OF MORTGAGE LOANS AND REAL PROPERTY.

          (a) Upon discovery by the Company, or upon actual knowledge of the Trustee, of a breach of any of the such representations and warranties in
     Section 10.12 which materially and adversely affects the value of the Collateral or the interest of the Holders, or which materially and adversely affects the interests of the Holders in the related item of Collateral as determined by the [Company] in the reasonable exercise of its discretion, the party discovering such breach shall give prompt written notice to the other. The Company shall within ninety (90) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects or (i) replace the defective item of Collateral with Eligible Mortgage Loans or Real Property as to which the Company is entitled to receive in the aggregate at least as much as under the defective Mortgage Loan or Real Property or (ii) prepay principal on Outstanding Notes pursuant to Article XI in an amount at least equal to the funds disbursed from the Funding Account to purchase the defective item of Collateral.

          (b) It is understood and agreed that the obligations of the Company set forth in this Section 10.13 to cure or substitute a defective item of Collateral or prepay Notes constitute the sole remedies of the Trustee and the Holders hereunder respecting a breach of the representations and warranties contained in Section 10.12. Any cause of action against the Company relating to or arising out of a material defect in a document relating to Collateral or arising out of a breach of any representations and warranties made in Section 10.12 shall accrue as to any item of Collateral upon (i) discovery of such defect or breach by any party and notice thereof to the Company, (ii) failure by the Company to cure such defect or breach or replace such defective collateral or prepay Notes as provided in this Section 10.13, and (iii) demand upon the Company by the

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     Trustee or a majority of the Holders of the aggregate  principal  amount of
     then   Outstanding   Notes  to  take  the  actions   described  in  Section
     10.13(b)(ii).

          (c) Neither the Company nor the Trustee shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the prepayment of Notes or replacement of any defective item of Collateral pursuant to this Section or the eligibility of any item of Collateral for purposes of this Indenture.

          (d) In connection with a prepayment of Notes or replacement of a defective item of Collateral pursuant to this Section 10.13, the Company shall amend and deliver to the Trustee the applicable schedule of Collateral provided to the Trustee and an executed Certificate of Replacement Collateral substantially in the form of Exhibit B hereto to reflect (i) the removal of the applicable item of defective Collateral from the terms of this Indenture and (ii) if applicable, the replacement of the defective item of Collateral. Upon the Company's compliance with the terms of this Section 10.13, the Trustee shall cause the lien of this Indenture and any applicable supplemental indenture or Board Resolution adopted in accordance with Section 3.01 hereof to be released with respect to the item of defective collateral and promptly return to the Company all documents evidencing the item of defective Collateral.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

     SECTION 11.01. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article XI.

     SECTION 11.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 45 days prior to the giving of the notice of redemption in Section 11.04 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     SECTION 11.03. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that

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series or any integral  multiple  thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 11.04. NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 3.01, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

     Any notice that is mailed to the Holders of Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

     All notices of redemption shall state:

          (a) the Redemption Date;

          (b) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 11.06, if any, and Additional Amounts, if any;

          (c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

          (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities or authorized denominations for the principal amount thereof remaining unredeemed;

          (e) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 11.06, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date;

          (f) the Place or Places of Payment where such Securities, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion;

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          (g) that the redemption is for a sinking fund, if such is the case;

          (h) the CUSIP number of such Security, if any; and

          (i) if applicable, that a Holder of Securities who desires to convert Securities for redemption must satisfy the requirements for conversion contained in such Securities, the then-existing conversion price or rate, the place or places where such Securities may be surrendered for conversion, and the date and time when the option to convert shall expire.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 11.05. DEPOSIT OF REDEMPTION PRICE. On or before any Redemption Date, the Company shall deposit with the Trustee into the Securities Payment Account in immediately available funds or with a Paying Agent an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. The Trustee shall, as promptly as practicable, but in any event no later than the Business Day following such Redemption Date, return to the Company amounts on deposit in the Securities Payment Account all funds so deposited by the Company that are not required to be paid to Holders as the Redemption Price.

     If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

     SECTION 11.06. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest so to be redeemed, except to the extent provided below, shall be void and shall cease to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities (or portion thereof) except the right to receive the Redemption Price thereof. Upon surrender of any such Security for redemption in accordance with said notice, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Trustee from funds on deposit in the Securities Payment Account on behalf of the Company at the Redemption Price, together with accrued interest, if any, to the Redemption

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Date;  provided  that,  except as otherwise  provided with respect to Securities convertible into Common Stock or Preferred Stock, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.07.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

     SECTION 11.07. SECURITIES REDEEMED IN PART. Any Registered Security which is to be redeemed only in part (pursuant to the provisions of this Article XI or of Article XII) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company shall execute and the Trustee shall authenticate and deliver to the depositary, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

                                  ARTICLE XII

                                  SINKING FUNDS

     SECTION 12.01. APPLICABILITY OF ARTICLE. The provisions of this Article XII shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 12.02. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (a) deliver Outstanding Securities of such series (other than any previously called for redemption) and
(b) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Company; provided, however, that such Securities so delivered or applied as a credit have not been previously so

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credited. Such Securities shall be received and credited for such purpose by the
Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

     SECTION 12.03. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.02, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified to the Securities Payment Account to be paid to the Holders by the Trustee. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                                  ARTICLE XIII

                       REPAYMENT AT THE OPTION OF HOLDERS

     SECTION 13.01. APPLICABILITY OF ARTICLE. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section 3.01) in accordance with this Article XIII.

     SECTION 13.02. REPAYMENT OF SECURITIES. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or prior to the Repayment Date it will deposit with the Trustee into the Securities Payment Account or with a Paying Agent an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

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     SECTION  13.03.  EXERCISE OF OPTION.  Securities  of any series  subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (a) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (b) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise or the repayment option by the Holder shall be irrevocable unless waived by the Company.

     SECTION 13.04. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article XIII and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid on behalf of the Company by the Trustee from amounts on deposit in the Securities Payment Account on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Trustee on behalf of the Company from amounts on deposit in the Securities Payment Account, together with accrued interest, if any, to the Repayment Date; provided that, in the case of Securities, installments of

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interest,  if any,  whose Stated  Maturity is on or prior to the Repayment  Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.07.

     If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

     SECTION 13.05. SECURITIES REPAID IN PART. Upon surrender of any Registered Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                  ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 14.01. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. If, pursuant to Section 3.01, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 14.02 or (b) covenant defeasance of the Securities of or within a series under Section 14.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIV (with such modifications thereto as may be specified pursuant to Section
3.01 with respect to any Securities), shall be applicable to such Securities, and the Company may at its option by Board Resolution, at any time, with respect to such Securities, elect to have Section 14.02 (if applicable) or Section 14.03 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article XIV.

     SECTION 14.02. DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the above option applicable to this Section 14.02 with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 14.05 and the other Sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 10.02 and 10.03 and with

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respect to the payment of  Additional  Amounts,  if any, on such  Securities  as contemplated by Section 10.10, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article XIV. Subject to compliance with this Article XIV the Company may exercise its option under this
Section  14.02  notwithstanding  the prior  exercise of its option under Section
14.03 with respect to such Securities.

     SECTION 14.03. COVENANT DEFEASANCE. Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 10.04 to 10.08, inclusive, and, if specified pursuant to Section 3.01, its obligations under any other covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 10.04 to 10.08, inclusive, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document, and such omission to comply shall not constitute a default or an Event of Default under Section 5.01(d) or 5.01(h) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     SECTION 14.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of Section 14.02 or Section
14.03 to any Outstanding Securities of or within a series:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another Trustee satisfying the requirements of Section 6.07 who shall agree to comply with the provisions of this
     Article XIV applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) an amount in such currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity, or (ii)
     Government Obligations applicable to such Securities (determined on the basis of the currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities or (iii) a combination thereof, in any case, in an amount sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying Trustee) to pay and discharge, (A) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity of such principal or

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     installment  of principal or interest  and (B) any  mandatory  sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

          (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.01(f) and 5.01(g) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (d) In the case of an election under Section 14.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (e) In the case of an election under Section 14.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 14.02 or the covenant defeasance under Section 14.03 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to clause (a) above and the related exercise of the Company's option under Section 14.02 or 14.03 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said act have been effected.

          (g) Notwithstanding any other provisions of this Section 14.04, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

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     SECTION 14.05.  DEPOSITED  MONEY AND  GOVERNMENT  OBLIGATIONS TO BE HELD IN
TRUST; OTHER MISCELLANEOUS Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee (or other qualifying Trustee, collectively for purposes of this Section 14.05, the "Trustee") pursuant to Section 14.04 in respect of any Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

     Unless otherwise specified with respect to any Security pursuant to Section 3.01, if, after a deposit referred to in Section 14.04(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.01 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 14.04(a) has been made in respect of such Security or (b) a Conversion Event occurs in respect of the currency or currency unit in which the deposit pursuant to Section 14.04(a) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

     Anything in this  Article XIV to the contrary  notwithstanding,  subject to
Section 6.06, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 14.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article XIV.

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                                   ARTICLE XV

                        MEETINGS OF HOLDERS OF SECURITIES

     SECTION 15.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article XV to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 15.02. CALL, NOTICE AND PLACE OF MEETINGS.

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
     Section 1.06, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 50% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
     Section 15.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause
     (a) of this Section 15.02.

     SECTION 15.03. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 15.04. QUORUM; ACTION. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage

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in  principal  amount  of  the  Outstanding  Securities  of  such  series  shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting adjourned or further adjourned for lack of a quorum, the persons entitled to vote 50% or more in aggregate principal amount of the then Outstanding Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.02(b), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

     Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 15.04 shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

     Notwithstanding the foregoing provisions of this Section 15.04, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

          (a) there shall be no minimum quorum requirement for such meeting; and

          (b) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

     SECTION 15.05. DETERMINATION OF VOTING RIGHTS, CONDUCT AND ADJOURNMENT OF MEETINGS.

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          (a) Notwithstanding any provisions of this Indenture,  the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspector of elections, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

          (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 15.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

     SECTION 15.06. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.02 and, if applicable, Section 15.04. Each copy shall be

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signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE XVI

                                    SECURITY

     SECTION 16.01. GRANT OF SECURITY; ACKNOWLEDGMENT

          (a) To secure payment of the Notes and all obligations of the Company under this Indenture, the Company hereby does grant, convey, pledge, transfer, assign and deliver to the Trustee for the equal and proportionate benefit and security of all present and future registered Holders a first priority security interest in, all of the Company's right, title and interest in and to the following property and all rights and documentation relative thereto, whether now or hereafter existing and/or arising or acquired:

               (i) all of the Company's right, title and interest in and to the Mortgage Loans, that are identified on a certificate in the form of Exhibit B-1 hereto delivered to the Trustee in connection with the disbursement of funds from the Funding Account by the Trustee at the direction of the Company to purchase the Mortgage Loans identified on such certificate or the replacement of Mortgage Loans that are not Eligible Mortgage Loans pursuant to Section 10.13;

               (ii) all of the Company's right title and interest in and to the Real Property that is identified on a certificate in the form of Exhibit B-2;

               (iii) all collections in respect of such Mortgage Loans and Real Property and all funds as may be held by the Trustee from time to time in the Accounts together with all certificates and instruments, if any, from time to time evidencing such Accounts, and funds on deposit and all investments made with such funds, all claims thereunder or in connection therewith, and interest, dividends, moneys, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of any or all of the foregoing;

               (iv) all moneys, cash, credits, contract rights, and other obligations of any kind now or hereafter existing and/or arising out of or in connection with the Mortgage Loans and the Real Property and all rights now or hereafter existing in and to all agreements and contracts securing or otherwise relating to any such Mortgage Loans or Real Property;

               (v) the Accounts, and credits and money held by the Trustee in the name of Company for the benefit of the Holders;

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               (vi) the rights of the Company (but not its  obligations)  in, to
          and  under  the  Loan  Documents  and  the  Real  Property   Documents
          including, without limitation, the rights of the Company (A) to enforce the Loan Documents and the Real Property Documents [and the agreements pursuant to which the Lock Box Accounts are established and maintained against the respective Mortgagors] and the obligations thereunder, (B) [to cause the Mortgagors to repurchase Mortgage Loans purchased under the respective Purchase Document] as to which there has occurred a breach of representation, warranty or covenant in accordance with the provisions of the Loan Documents and (C) to cause the Land Sale Purchasers to purchase the Real Property purchased or to be purchased under the Real Property Documents;

               (vii) all of the  Mortgage  Notes,  the  Mortgages  and all other instruments, agreements and documents evidencing, securing, guaranteeing and governing Mortgage Loans, title insurance policies, hazard and liability insurance policies, legal opinions, appraisals, environmental site assessments, surveys, relative to the foregoing; any guarantees relative to any of the foregoing, all other rights, interests and documents now or hereafter given to or procured by the Company, or to which the Company now or hereafter is entitled, in conjunction or connection with the making by the Company now or at any time and from time to time hereafter of a Mortgage Loan; and all other property and all interests therein of any kind hereafter acquired by the Company meeting or falling within the description of the foregoing, without limitation, any interest in property (real, personal or mixed), that the Company may now or hereafter own by virtue of such mortgages, deeds of trust or deeds to secure debt or any foreclosure or transfer related thereto;

               (viii) all files, information and data of the Company related to the Mortgage Loans and the Real Property, including all information, data programs, tapes, discs and cards necessary to administer and service such Mortgage Loans and Real Property;

               (ix) all accounts, contract rights and general intangibles (as those terms are defined in Article 9 of the Uniform Commercial Code) arising out of or otherwise related to any of the items described in
          (i) - (viii) above, and any security now or hereafter held by or granted to the Company to secure payment of any of the amount due pursuant to the documents described in (i) - (viii) above;

               (x) all products and proceeds of any and all of the foregoing and, to the extent not otherwise included, all payments under insurance (whether or not the Debtor is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing; and

               (xi) any and all other property, rights and interests of every kind or description that from time to time hereafter is granted, conveyed, pledged, transferred, assigned or delivered to the Trustee as additional security hereunder.

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
          (b) The Company will deliver to and deposit with Trustee all the Collateral received or procured by the Company. The portion of the Collateral not delivered to the Trustee shall be held in trust by the Company for the benefit of the Trustee subject to the terms of this Indenture.

          (c) All of the moneys, rights, and properties described in Sections 16.01(a) and are referred to as the "Collateral" unless released from the lien of this Indenture pursuant to the terms hereof.

          (d) The Trustee acknowledges the grant of the security interest in this Article XVI, accepts the trusts hereunder for the benefit of the Holders in accordance with the provisions of this Indenture, and agrees to perform the duties herein required pursuant to the terms and provisions of this Indenture and subject to the conditions hereof.

     SECTION 16.02. PLEDGE TO SECURE OBLIGATIONS. This Indenture secures the Securities and enforcement of the payment of the Securities in accordance with their terms, and all other sums payable hereunder or on the Securities (whether now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, whether matured or unmatured, absolute or contingent), and for the performance of and compliance with the obligations, covenants, and conditions of this Indenture, as if all the Securities at any time Outstanding had been executed and delivered simultaneously with the execution and delivery of this Indenture (collectively, the "Obligations"); provided however, that pursuant to the terms of a supplemental indenture, or a Board Resolution adopted in accordance with Section 3.01 hereof, under which a series of Securities is issued, the Mortgage Loans and Real Property acquired from the proceeds of such series of Securities and the related Collateral can be pledged to secure only that series of Securities and the other related Obligations and not any other series of Securities or its related Obligations, in which case Collateral pledged to secure other series of Securities and their related Obligations shall not secure the series of Securities issued pursuant to such supplemental indenture or a Board Resolution adopted in accordance with Section 3.01 hereof or other related Obligations.

     SECTION  16.03.  COLLATERAL  TRANSFERS AND OTHER LIENS.  Subject to Section
16.04 below, the Company shall not:

          (a) assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or any interest therein; or

          (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure debt of any person or entity, except for the security interest created by this Indenture, including the Collateral acquired upon disbursement of funds from the Funding Account in connection with the acquisition of Collateral.

     SECTION 16.04. SALE OF COLLATERAL.

          (a) Collateral may be sold, transferred or otherwise disposed of by the Company free from the lien of this Indenture and any applicable supplemental indenture or Board Resolution adopted in accordance with
     Section 3.01 at any time,  provided  that the Trustee has received from the

     Company a written statement of the gross proceeds to be derived from the sale and the Person to which the Collateral is to be sold or transferred and certifying to the Trustee substantially in the form of Exhibit C:

               (i) the disposition price is equal to or in excess of the amount disbursed from the Funding Account to acquire the Collateral (less any principal amounts received by the Trustee with respect to such Collateral); or

               (ii) the disposition price is lower than the amount disbursed from the Funding Account to acquire the Collateral (less any principal amounts received by the Trustee with respect to such Collateral), and
          (A) the Revenues expected to be received from the remaining Collateral (after giving effect to such disposition) would be at least equal to the Revenues required to timely pay the principal and interest on the Outstanding Securities, or (B) the Company shall remain able to pay debt service on the Securities and make payment on any other
          Obligations on a timely basis (after giving effect to such sale, transfer or other disposition) whereas it would not have been able to do so on a timely basis if it had not sold, transferred or disposed of the Collateral at such discounted amount, or (C) the sum of the amounts on deposit in the Accounts (less moneys in any Account which the Company is then entitled to receive but which has not yet been removed from the Account) plus the Net Collectible Amount of the Mortgage Loans, the Real Property and the fair market value of other Collateral will be at least equal to one hundred percent (100%) of the aggregate principal amount of the then Outstanding Obligations plus accrued interest after giving effect to such sale, transfer or other disposition.

          (b) The Trustee, following receipt of the foregoing and such other certificates as may be required by this Indenture or any applicable supplemental indenture or Board Resolution adopted in accordance with
     Section 3.01, shall release such Collateral from the lien of this Indenture upon the receipt of the gross proceeds set forth on a certification substantially in the form of Exhibit C and deliver all documents evidencing the Company's ownership of the collateral as directed in writing by the Company at the expense of the Company.

          (c) Gross proceeds to be received upon any disposition of Collateral may consist of cash, Permitted Investments, and/or Eligible Mortgage Loans. The Trustee shall deposit all of such gross proceeds into the Funding Account.

     SECTION 16.05. RESPONSIBILITIES OF COMPANY.

          (a) In connection with the Company's grant of a security interest pursuant to Section 16.01 above, the Company shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee [or the Custodian], [on or before the date in which funds from the Funding Account are remitted by the Trustee to the Company for the acquisition of such Mortgage Loan or Real Property], the Mortgage File or the Real Property File, as the case may be, for each of the Mortgage Loans or Real Property so granted. If the Company cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Company shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed and providing for customary indemnity. If any other Collateral (or the Company's ownership interest therein) shall be evidenced by a promissory note, other instrument or chattel paper, the Company shall promptly deliver possession thereof to the Trustee duly endorsed and accompanied by the duly executed instruments of transfer or assignment. The Company shall promptly deliver possession to the Trustee of such other original documents relating to the Collateral, possession of which are necessary to perfect the security interest of the Trustee in the Collateral under this Indenture.

          (b) [With respect to the acquisition of Mortgage Loans and Real Property, as a condition precedent to the disbursement of funds pursuant to
     Section 7.05(a)(ii)(F), the Company shall deliver at Company's expense an opinion of counsel reasonably acceptable to the Trustee to the effect that immediately following the acquisition of the Collateral, the Trustee will have a perfected security interest therein, which security interest is subject to the provisions of this Indenture.]

          (c) The Company shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the Company's notice address set forth in the first paragraph of this Indenture or, upon thirty (30) days prior written notice to the Trustee, at such other locations specified in a written notice to the Trustee. The Company will hold and preserve its records concerning such Collateral, and will permit representatives of the Trustee and the Holders upon reasonable prior notice during normal business hours to inspect and make abstracts from such records relating to the Collateral as well as any contract, other agreements, documents, instruments or chattel paper that relate to the Collateral.

          (d) This Indenture shall constitute a security agreement under applicable law. The Company shall take or cause to be taken such actions and execute such documents (including, without limitation, the delivery of such legal opinions as may reasonably be requested by the Trustee in form and substance reasonably acceptable to the Trustee and the filing in the applicable public recording office of all necessary UCC-1 financing statements or chattel mortgage agreements, which may be made through blanket filings covering Collateral and after-acquired Collateral pledged to the Trustee under this Indenture) naming the Company as debtor and the Trustee as secured party and any amendments to UCC-1 financing statements as are necessary to perfect and protect the Trustee's interests in the Collateral on behalf of the Holders and the proceeds thereof and all other items described in Section 16.01.

          (e) The Trustee shall be responsible at the Company's expense to file all required continuation statements for the UCC-1 financing statements then on file against the Company with respect to the Collateral. The Company shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This section shall constitute notice to the Trustee pursuant to any of the requirements of the applicable Uniform Commercial Code.

          (f) The Company authorizes the filing by the Trustee of any and all UCC-1 financing statements with respect to the Collateral or amendments, continuation statements, or termination statements for any related UCC-1 financing statement as may be necessary to perfect the security interest of the Trustee in the Collateral under the applicable UCC. In the event that the Company fails to file UCC-1 financing statements as required pursuant to Sections 16.05(d), the Trustee shall file such statements pursuant to
     Section 16.05(e) promptly after actual knowledge of such failure is obtained by any officer within the Corporate Trust Department of the Trustee.

          (g) The Company will provide to the Trustee a schedule in an electronic form readable by the Trustee listing (i) all of the Collateral then pledged to the Trustee and each of the related UCC-1 financing statements showing the Trustee as secured party, the location where each was filed, filing number assigned by the applicable public recording agency, date of filing, and the Company's name appearing as Company thereon and (ii) the UCC-1 financing statement filed with respect to each of the Mortgage Loans or Real Property then pledged to the Trustee showing the Company as secured party, the location where it was filed, filing number assigned by the applicable public recording agency, date of filing, and the Company's name appearing thereon. The schedule shall be provided to the Trustee within 15 days after the end of each calendar quarter. The Trustee shall hold such schedule in its files and shall have no obligation to review, examine, inspect, or otherwise determine the accuracy of the information set forth therein. The Company shall also provide to the Trustee along with the quarterly schedule, a certification that, pursuant to Section 4(a) of Exhibit B, original copies of the Loan Documents and the Real Property Documents between the Company and the sellers of Eligible Mortgage Loans or the purchasers of the Real Property, as the case may be, referenced on said schedule are on file with the Company on behalf of the Trustee.

     SECTION 16.06. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment of all Securities (or release of certain Collateral upon sale as described in Section 16.04), (b) be binding upon the Company, its successors and assigns, and (c) inure to the benefit of the Trustee, the Holders, and any participant and their respective successors, transferees, and assigns.

     SECTION 16.07. FURTHER ASSURANCES.

          (a) The Company agrees from time to time, at Company's expense, to promptly execute and deliver all further instruments and documents
     (including, without limitation, legal opinions in form and substance reasonably acceptable to the Trustee), and take all further action, that may be necessary or desirable, or that the Trustee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Company shall from time to time at Trustee's request provide promptly to it a current, accurate and complete list of all Mortgagors (and their respective addresses) from whom Company has acquired any Mortgage Loans.

          (b) The Company hereby authorizes the Trustee in connection with the lapse or imminent lapse of any previously filed financing statement to file one or more financing or continuation statements, and amendments thereto relative to all or part of the then Collateral (including, without limitation, the financing or continuation statements referred to in Section 16.05(e)) without the signature of the Company where permitted by law. The Company agrees to reimburse the Trustee for the expense of any such filings, including its legal fees and expenses incurred in connection herewith.

          (c) The Company will furnish to the Trustee and the Holders, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Trustee or the Holders may reasonably request, all in reasonable detail.


                           [Execution Page(s) Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.


                                        TERRA CAPITAL GROUP, INC.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------
[SEAL]

Attest:


By
   -------------------------------------
Name
     -----------------------------------
Title
      ----------------------------------


                                        [_________________], a _______________,
                                        as Trustee


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

[SEAL]

Attest:


By
   -------------------------------------
Name
     -----------------------------------
Title
      ----------------------------------

STATE OF __________                 )
                                    ) ss.
COUNTY OF ________                  )

     On this ____ day of ________ ____, before me, the undersigned, a Notary Public in and for the State of __________, duly commissioned and sworn,
personally         appeared         ________________________________         and
________________________________________  to me  known  to be  the  persons  who
signed           as           ___________________________________,           and
___________________________________, respectively, of TERRA CAPITAL GROUP, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that they were duly elected, qualified and acting as said officers of the corporation, that they were authorized to execute said instrument and that the seal affixed if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto see my hand and official seal the day and year first above written.


                                        ----------------------------------------
                                        (Signature of Notary)


                                        ----------------------------------------
                                        (Print or stamp name of Notary)


                                        NOTARY PUBLIC in and for the State of __________, residing at ________________
                                        My Appointment Expires: ________________

STATE OF __________                )
                                   ) ss.
COUNTY OF _____________            )

     On this ____ day of _______ ____, before me, the undersigned, a Notary Public in and for the State of __________, duly commissioned and sworn,
personally       appeared        _____________________________________       and
__________________________________,  to me known to be the persons who signed as
________________________________     and      _________________________________,
respectively,  of  [_______________],  the  ________________  that  executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said banking corporation for the uses and purposes therein mentioned, and on oath stated that they were duly elected, qualified and acting as said officers of the [national banking association], that they were authorized to execute said instrument and that the seal affixed if any, is the seal of said [national banking association].

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                        ----------------------------------------
                                        (Signature of Notary)


                                        ----------------------------------------
                                        (Print or stamp name of Notary)


                                        NOTARY PUBLIC in and for the State of __________, residing at ________________
                                        My Appointment Expires: ________________

                                    EXHIBIT A

                  FORM OF REDEEMABLE OR NONREDEEMABLE SECURITY


                               [FACE OF SECURITY]


     [If the Holder of this Security (as indicated below it) is The Depository Trust Company ("DTC") or a nominee of DTC, this Security is a Global Security and the following two legends apply:

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), _______________________ TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF __________, OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, __________, HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]

     [IF THIS SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS ____% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS __________, ____ [AND] THE YIELD TO MATURITY IS ____%. [THE METHOD USED TO DETERMINE THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF __________, ____ TO __________, ____, IS ____% OF
THE PRINCIPAL AMOUNT OF THIS SECURITY.]

                                   ----------
                             [DESIGNATION OF SERIES]

No. __________                                                       $__________

     ___________________, a __________ corporation (herein referred to as the "Company," which term includes any successor under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to
____________________ or registered assigns the principal sum of __________ Dollars on ____________________ (the "Stated Maturity Date") [OR INSERT DATE FIXED FOR EARLIER REDEMPTION (the "Redemption Date)" and, together with the Stated Maturity Date with respect to principal repayable on such date, the "Maturity Date")].

     [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT--and to pay interest thereon from or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on and of each year (each, an "Interest Payment Date"), commencing , at the rate of ____% per annum, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the or (whether or not a Business Day, as defined below), as the case may be, next preceding such Interest Payment Date [at the office or agency of the Company maintained for such purpose; provided, however, that such interest may be paid, at the Company's option, by mailing a check to such Holder at his registered address or by transfer of funds to an account maintained by such Holder within the United States]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.]

     [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the [Stated] Maturity Date and in such case the overdue principal of this Security shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     The principal of this Security payable on the [Stated] Maturity Date [or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Security payable on the Redemption Date] will be paid against presentation of this Security at the office or agency of the Company maintained for that purpose in __________, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

     Interest payable on this Security on any Interest Payment Date and on the [Stated] Maturity Date [or Redemption Date, as the case may be,] will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including , if no interest has been paid on this Security) to but excluding such Interest Payment Date or the [Stated] Maturity Date [or Redemption Date, as the case may be]. If any Interest Payment Date or the [Stated] Maturity Date [or Redemption Date] falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or [Stated] Maturity Date [or Redemption Date, as the case may be,] will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or [Stated] Maturity Date [or Redemption Date, as the case may be]. "Business Day" means any day, other than a Saturday or Sunday, on which banks in New York are not required or authorized by law or executive order to close.

     [IF THIS SECURITY IS A GLOBAL SECURITY, INSERT--All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.]

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its [facsimile] corporate seal.

Dated _____________________________     ______________________________


Attest:
                                        By ___________________________

___________________________________
Secretary

                              [Reverse of Security]

                                   ----------

     This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of __________, _____ (herein called the "Indenture") between the Company and ____________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof (collectively, the "Securities"), [IF APPLICABLE, INSERT--and the aggregate principal amount of the securities to be issued under such series is limited to $__________ (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities).] All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     If an Event of Default shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     [IF APPLICABLE, INSERT--The Securities may not be redeemed prior to the [Stated] Maturity Date.]

     [IF APPLICABLE, INSERT--The Securities are subject to redemption [(a) [IF APPLICABLE, INSERT--on ___________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to ___% of the principal amount and (b) ] [IF APPLICABLE, INSERT--at any time [on or after ___________], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed on or before ___________, ___% and if redeemed during the 12-month period beginning
___________ of the years indicated, at the Redemption Prices indicated below.

     YEAR         REDEMPTION PRICE          YEAR           REDEMPTION PRICE

and thereafter at a Redemption Price equal to ___% of the principal amount, together, in the case of any such redemption [IF APPLICABLE, INSERT--(whether through operation of the sinking fund or otherwise)], with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [IF APPLICABLE, INSERT--The Securities are subject to redemption (a) on __________ in any year commencing with the year ____ and ending with the year
________________ at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below and (b) at any time [on or after __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ______ of the years indicated,

                      REDEMPTION PRICE FOR REDEMPTION       REDEMPTION PRICE FOR REDEMPTION
                          THROUGH OPERATION OF THE        OTHERWISE THAN THROUGH OPERATION OF
    YEAR                        SINKING FUND                        THE SINKING FUND

and thereafter at a Redemption Price equal to __% of the principal amount, together, in the case of any such redemption (whether through operation of the sinking fund or otherwise), with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[IF APPLICABLE, INSERT--Notwithstanding the foregoing, the Company may not, prior to __________ redeem any Securities as contemplated by [clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of money borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

     [IF APPLICABLE, INSERT--The sinking fund for the Securities provides for the redemption on __________ in each year, beginning with the year ____ and ending with the year ____, of [not less than] $__] [("mandatory sinking fund") and not more than $__________] aggregate principal amount of the Securities. [The Securities acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [DESCRIBE ORDER] order in which they become due.]]

     Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

     In the event of redemption of the Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     [IF APPLICABLE, INSERT CONVERSION PROVISIONS SET FORTH IN ANY BOARD RESOLUTION OR INDENTURE SUPPLEMENTAL TO THE INDENTURE.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein [and herein] set forth, the transfer of this Security is registrable in the
Security Register of the Company upon surrender of this security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein [and herein] set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

     The Securities of this series are issuable only in registered form in denominations of $__________ and any integral multiple thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, or for any claim based thereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely in such State.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                        [NAME OF TRUSTEE], as Trustee


                                        By _____________________________________
                                           Authorized Signatory

                                   EXHIBIT B-1

                      MORTGAGE LOAN ACQUISITION CERTIFICATE

     This Mortgage Loan Acquisition Certificate (this "Certificate") is submitted pursuant to the provisions of Section 7.05(a)(ii)(E) of the Indenture, dated as of February __ 2003, (the "Agreement"), between Terra Capital Group, Inc., a Nevada corporation (the "Company") and Compass Bank, an Alabama banking corporation, as Trustee (the "Trustee"). All capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Agreement. In your capacity as Trustee, you are hereby authorized and requested to disburse to the Company the sum of $____________ for the acquisition of Eligible Mortgage Loans. With respect to the Eligible Mortgage Loans so to be acquired, the Company hereby certifies as follows:

     1. The Mortgage Loans to be acquired are Eligible Mortgage Loans, and the wiring instructions and related information are specified in Schedule A attached hereto (the "Acquired Eligible Mortgage Loans") and the information therein is true and correct.

     2. If applicable, the requirements of Section 16.04 of the Agreement will be met upon the acquisition of the Acquired Eligible Mortgage Loans.

     3. Each Acquired Eligible Mortgage Loan is an Eligible Mortgage Loan authorized so to be acquired by the Agreement.

     4. You have been previously, or are herewith, provided with the following items:

          (a) a copy of the Loan Documents between the Company and the seller of the Acquired Eligible Mortgage Loans (the "Seller") with respect to the Acquired Eligible Mortgage Loans (original copy maintained on file with the Company on behalf of the Trustee); and

          (b) instruments duly assigning the Acquired Eligible Mortgage Loans to the Trustee pursuant to the Indenture.

     5. The Company is not, on the date hereof, in default under the Agreement or in the performance of any of its covenants and agreements made in the Loan
Documents relating to the Acquired Eligible Mortgage Loans, and, to the best knowledge of the Company, the Seller is not in default in the performance of any of its covenants and agreements made in the Loan Documents applicable to the Acquired Eligible Mortgage Loans, and the Agreement and the covenants and agreements made in the Loan Documents are enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter effect affecting the enforcement of creditors' rights general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     6. All of the conditions specified in any purchase agreement applicable to the Acquired Eligible Mortgage Loans and the Agreement for the acquisition of the Acquired Eligible Mortgage Loans and the disbursement hereby authorized and requested have been satisfied.

     7. [If an Eligible Mortgage Loan currently pledged to the Trustee is being sold in exchange for an Acquired Eligible Mortgage Loan, the final expected maturity date of such Acquired Eligible Mortgage Loan shall be substantially similar to that of the Eligible Mortgage Loan being sold and such sale and exchange will not adversely affect the ability of the Trustee to make timely principal and interest payments under the Agreement on the Notes.]

     8. The proposed use of moneys in the Funding Account as directed by the Company to acquire the Acquired Eligible Mortgage Loans is in compliance with the provisions of the Agreement.

     9. The [Company] has conducted such UCC searches as it has deemed prudent with respect to such Acquired Eligible Mortgage Loans, and such searches indicate that such Acquired Eligible Mortgage Loans are free and clear of all liens and security interests. The Company on your behalf is [retaining] such UCC searches.

     10. The Company will use the funds disbursed pursuant to this Certificate solely in connection with the acquisition and pledge of the Acquired Eligible Mortgage Loans pursuant to the Agreement.

     The undersigned is authorized to sign and deliver this Certificate on behalf of the Company.

     WITNESS my hand this _____ day of ___________.


                                        TERRA CAPITAL GROUP, INC.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

                                     B-1-2

                            SCHEDULE A TO EXHIBIT B-1

                        ACQUIRED ELIGIBLE MORTGAGE LOANS


LIST OF ACQUIRED ELIGIBLE MORTGAGE LOANS

[INSERT INFORMATION]




                               WIRING INSTRUCTIONS

We hereby authorize and request you to wire funds per the following instructions to Terra Capital Group, Inc. for the purpose of acquiring the Acquired Eligible Mortgage Loans:


   Face Amount          Adjusted Value          Advance           Amount to be
of Mortgage Loans      of Mortgage Loans        Amount          Wired at Closing
-----------------      -----------------        ------          ----------------
$                       $                       $                 $


Wire Instructions:


               Account #
               ABA#


Withhold anticipated shortfall $__________

                                     B-1-3

                                   EXHIBIT B-2

                      REAL PROPERTY ACQUISITION CERTIFICATE

                            SCHEDULE A TO EXHIBIT B-2

                             ACQUIRED REAL PROPERTY


LIST OF ACQUIRED REAL PROPERTY

[INSERT INFORMATION]



                               WIRING INSTRUCTIONS

We hereby authorize and request you to wire funds per the following instructions to Terra Capital Group, Inc. for the purpose of acquiring the Real Property:


 Purchase Amount        Adjusted Value          Advance           Amount to be
of Real Property       of Real Property         Amount          Wired at Closing
----------------       ----------------         ------          ----------------
$                       $                       $                 $

Wire Instructions:

               Account #
               ABA#


Withhold anticipated shortfall $__________

                                     B-2-2

                                    EXHIBIT C

               SALE OF COLLATERAL AND RELEASE OF LIEN CERTIFICATE

     This Sale of Collateral and Release of Lien Certificate is submitted pursuant to the provisions of Section 16.04 of the Indenture, dated as of February __, 2003 (the "Agreement"), between Terra Capital Group, Inc. (the "Company") and ______________, a _____________, as Trustee (the "Trustee"). All
capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Agreement.

     Pursuant to Section 16.04, the Company intends to sell the Collateral set forth on the attached Schedule I (the "Sale Collateral") to [name] (the "Purchaser"). In your capacity as Trustee, you are hereby authorized and directed to take all actions reasonably requested by the Company to release the lien to which the Sale Collateral is subject under the Agreement and to transfer the Sale Collateral to the Purchaser. The gross proceeds from the sale will be $________, consisting of ________. The gross proceeds from the sale shall be deposited directly with the Trustee and the Trustee shall deposit such proceeds into the Funding Account. With respect to the sale of the Sale Collateral, the Company hereby certifies to the Trustee as follows [INCLUDE ONE OF THE FOLLOWING]:

     [the disposition price is equal to or in excess of the amount disbursed from the Funding Account to acquire the Sale Collateral (less any principal amounts received by the Trustee with respect to such Sale Collateral).]; or

     [the disposition price is lower than the amount disbursed from the Funding Account to acquire the Sale Collateral (less any principal amounts received by the Trustee with respect to such Sale Collateral), and (A) the Revenues expected to be received from the remaining Collateral (after giving effect to such disposition) would be at least equal to the Revenues required to timely pay the principal and interest on the Outstanding Notes, or (B) the Company shall remain able to pay debt service on the Notes and make payment on any other Obligations on a timely basis (after giving effect to such sale, transfer or other disposition) whereas it would not have been able to do so on a timely basis if it had not sold, transferred or disposed of the Sale Collateral at such discounted amount, or (C) the sum of the amounts on deposit in the Accounts (less moneys in any Account which the Company is then entitled to receive but which has not yet been removed from the Account) plus Net Collectible Amount of the [Mortgage Loans] [Real Property] and the fair market value of other Collateral will be at least equal to one hundred percent (100%) of the aggregate principal amount of the then Outstanding Obligations plus accrued interest after giving effect to such sale, transfer or other disposition of the Sale Collateral.]

     The undersigned is authorized to sign and deliver this Certificate on behalf of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this _____ day of ___________.


                                        TERRA CAPITAL GROUP, INC.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                             -----------------------------------

                                      C-2